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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


                                December 31, 2001
                                -----------------
                                (Date of Report)


                               Claimsnet.com inc.
                               ------------------
             (Exact name of registrant as specified in its charter)


          Delaware                      001-14665                75-2649230
(State or other jurisdiction           (Commission              (IRS Employer
      of incorporation)                File Number)          Identification No.)

          12801 N. Central Expressway, Suite 1515, Dallas, Texas 75243
          ------------------------------------------------------------
                    (Address of principal executive offices)


                                 (972) 458-1701
                                 --------------
              (Registrant's telephone number, including area code)


                                       N/A
                                       ---
         (Former name or former address, if changed since last report.)

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Item 5.  Other Events.

         On December 31, 2001, Registrant issued a press release concerning its receipt of funds in connection with a recently disclosed private placement. A copy of the press release is attached hereto as Exhibit 99.1.

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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  December 31, 2001

                                                   CLAIMSNET.COM INC.



                                                   By:  /s/ Bo W. Lycke
                                                      -------------------------
                                                   Name:  Bo W. Lycke
                                                   Title: President